Q2 2022 Earnings Presentation AUGUST 15 , 2022

Cautionary Statements And Risk Factors That May Affect Future Results 2 The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our condensed consolidated financial statements and related notes appearing in our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 24, 2022 (the “2021 Annual Report on Form 10-K”) and subsequent Quarterly Reports on Form 10-Q. Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward- looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward- looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to the risks as described in the "Risk Factors" in our 2021 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability of Altus Power to maintain its listing on the New York Stock Exchange; (2) the ability to recognize the anticipated benefits of the recently completed business combination and related transactions, which may be affected by, among other things, competition, the ability of Altus Power to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees; (3) changes in applicable laws or regulations; (4) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors; and (5) the impact of COVID-19, inflationary pressures, and supply chain issues on Altus Power’s business. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. The information contained in the presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

3 Q2 2022 Financials 1 Adjusted EBITDA is a non-GAAP financial measure 2Conversion from megawatt hours according to EPA AVERT Calculator (https://www.epa.gov/energy/greenhouse-gases-equivalencies-calculator-calculations-and- references) Please see the Appendix for a reconciliation to the most directly comparable GAAP measure $57-63 Million Reaffirmed full year 2022 Adjusted EBITDA1 guidance 158,036 Metric Tons2 Carbon Dioxide (CO2) Equivalent avoided in 2022 $13.9 Million 2022 Q2 Adjusted EBITDA1 $24.8 Million 2022 Q2 Operating Revenues

4 Altus Power’s Inaugural Sustainability Report Commitment to Creating “Shared Value”1 1 Kramer, M.R. and Porter, M., 2011, Creating Shared Value (Vol.17), Boston, MA, USA: FSG Link to Report: www.altuspower.com/esg

Our Pipeline of Projects1 Potential Operating Acquisitions2 Projects Under Development 5 Over 1 Gigawatt of Actionable Pipeline In Closing In Negotiation Initial Engagement 61% 20%19% In Construction / Pre-Construction In Contract / Negotiation Customer Engagement 23% (vs 20% Q1) 36% (vs 20% Q1) 41% (vs 60% Q1) 1 Percentages shown are approximations as of June 30, 2022 2 A portion of these acquisitions are subject to due diligence and the execution of definitive agreements and there is no guarantee as to when or if the prospective acquisitions in our pipeline will be realized or make a positive contribution to our operating results Over 500 MW Over 500 MW

Our Installed Portfolio as of June 30, 2022 (369 MWs) 6 Altus Power’s Assets Across the U.S. State MWs % State MWs % Massachusetts 95 95 26% New York 13 4% New Jersey 92 25% Maryland 10 3% Minnesota 56 15% Vermont 8 2% California 34 9% Conneticut 7 2% Hawaii 23 6% All other 31 8% Total 369 100%

Focused Resource Allocation to Increase Construction Capacity 7 Adding Talent To Our In-House Team Origination Engineering & Design Construction Management Energy Optimization & Customer Experience Altus Power’s Development Team ❑ Primary interface with CBRE Project Management ❑ Coordinate all pre-construction permitting, interconnection, and utility relationships through local PJM offices ❑ Carry projects into construction, with handoff to Altus Power Construction Management team Development

Altus Power’s Project Delivery Leveraging CBRE Project Management Strategic Sourcing Broader scale of project development give Altus Power increased purchasing power and ability to inventory essential equipment in advance of construction Rapid Deployment Renewable energy projects developed and constructed at an accelerated rate through regional alignment, industry- leading tools and technology, and efficient and aligned project management teams Scalable Delivery Altus Power can deliver solar, battery, and electric vehicle infrastructure projects by leveraging CBRE’s domestic project management network across 200 local offices staffed with 3,600 full-time professionals who handle over 35,000 separate projects each year Creating a Nationwide Development & Construction Platform 8

Utility Rate Pressure Building Rapidly Existing Portfolio ▪ Approximately 60% of Altus Power’s customer agreements are variable rate contracts, which means revenues increase with utility prices ▪ An additional approximately 15% of our contracts escalate at a set rate for the life of the contract New Additions ▪ Continued utility rate pressure expected to outstrip solar cost inflation ▪ We believe utility price inflation drives increasing economic advantage of installing solar Fixed Rate w/Flat Fee Fixed Rate w/Escalator Variable Rate Contracts Breakdown of Current Portfolio (369 Megawatts)1 60% 25% 15% 1 Percentages shown are approximations as of June 30, 2022 2U.S. Environmental Protection Agency, “Electric Power Monthly” data 9 Benefitting From Rising Contract Prices Census Division and State January 2022 February 2022 March 2022 April 2022 May 2022 Massachusetts 20.3% 17.0% 12.7% 9.9% 5.9% New Jersey 7.8% 7.6% 8.8% 7.7% 8.6% Minnesota 13.8% 13.6% 14.6% 8.1% 8.6% California 12.5% 10.0% 12.3% 12.3% 11.4% U.S. Total 10.2% 2.3% 5.4% 9.1% 11.4% Change in Average Commercial Electric Rates Year over Year2

10 Financials Year-to-Date 1 Adjusted EBITDA is a non-GAAP financial measure Please see the Appendix for a reconciliation to the most directly comparable GAAP measure 52% Adjusted EBITDA Margin On track for mid-fifty percent Adjusted EBITDA1 margin guidance for 2022 $22.7 Million 1H 2022 Adjusted EBITDA1 $44.0 Million 1H 2022 Operating Revenues $243 Million Net Debt 2Q 2022 Ending Cash Balance of $295 Million

11 Largest and only public pure play company in our lucrative and fast-growing sector Focused on growing profitably and equipped with the capital necessary to carry out our plan Vertically integrated making Altus Power the one-stop solution for delivering savings and decarbonization benefits to customers Valuable strategic partnerships that streamline our customer engagement Altus Power’s DNA

Appendix

How Altus Power Turns Clean Electricity Into Revenue How We Deliver Energy to Our Customers 13 Power Purchase Agreement (PPA) Net Metering Credit Agreement (NMCA) Renewable Energy Certificates (RECs) • Project sited behind-the-meter, usually on tenant rooftop or on carport • Altus Power measures kWh delivered • Altus Power bills at contract rate (fixed or variable). • Project sited anywhere within local utility territory • Utility measures kWh delivered, credits Altus Power’s customer bill • Altus Power bills customer at contract rate (generally variable) • Project sited either on rooftop or remotely within utility territory • Altus Power’s rate to customer subsidized by state- sponsored REC value • Altus Power bills customer at contract rate, and also monetizes REC with local utility or other counterparty

Comparison of Megawatt-Hours Produced (‘22 Actuals vs. 21’) 14 1 Adjusted EBITDA is a non-GAAP financial measure Please see the Appendix for a reconciliation to the most directly comparable GAAP measure A Growing Asset Base 63 109 115 73 1Q21 2Q21 3Q21 4Q21 Megawatt-Hours 86 137 1Q22 2Q22 3Q22 4Q22 Megawatt-Hours

Origination – Project Timeline to Completion1 15 Historical Timeline 12-15 months Current Timeline Extension 3-6 months Altus Power’s Self-Developed/Construction Channel Partner Fully Developed/Construction 1 All references to timelines refer to time between terms agreed until commercial operations and is based on our historical business operations. There is no guarantee that projects developed in the future will follow the same timeline as our historical operations Historical Timeline 6-9 months Current Timeline Extension 3-6 months Extended Project Timelines Create Challenges

Non-GAAP Reconciliation 161 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (in thousands) (in thousands) Reconciliation of Net income (loss) to Adjusted EBITDA: Net income (loss) $ 21,574 $ (440) $ 81,709 $ (177) Income tax expense 707 2,092 584 1,055 Interest expense, net 5,173 4,826 10,111 8,739 Depreciation, amortization and accretion expense 6,863 4,470 13,685 8,858 Stock-based compensation 2,657 37 3,962 77 Acquisition and entity formation costs 52 85 346 232 Gain on fair value remeasurement of contingent consideration (1,140) (775) (971) (2,050) Change in fair value of redeemable warrant liability (4,659) — (23,117) — Change in fair value of alignment shares liability (16,705) — (63,051) — Other income, net (608) (138) (593) (249) Adjusted EBITDA $ 13,914 $ 10,157 $ 22,665 $ 16,485 Adjusted EBITDA Margin1 Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 (in thousands) (in thousands) Reconciliation of Adjusted EBITDA margin: Adjusted EBITDA $ 13,914 $ 10,157 $ 22,665 $ 16,485 Operating revenues, net 24,762 17,613 43,961 30,084 Adjusted EBITDA margin 56% 58% 52% 55%

Balance Sheet 17 Condensed Consolidated Balance Sheet (In thousands, except share and per share data) As of June 30, 2022 As of December 31, 2021 Assets Current assets: Cash and cash equivalents $ 295,079 $ 325,983 Current portion of restricted cash 2,459 2,544 Accounts receivable, net 13,158 9,218 Other current assets 5,748 6,659 Total current assets 316,444 344,404 Restricted cash, noncurrent portion 1,794 1,794 Property, plant and equipment, net 764,884 745,711 Intangible assets, net 19,383 16,702 Other assets 3,547 4,638 Total assets $ 1,106,052 $ 1,113,249 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 2,869 $ 3,591 Interest payable 4,383 4,494 Current portion of long-term debt 15,726 21,143 Other current liabilities 4,597 3,663 Total current liabilities 27,575 32,891 Redeemable warrant liability 19,476 49,933 Alignment shares liability 64,408 127,474 Long-term debt, net of unamortized debt issuance costs and current portion 522,604 524,837 Intangible liabilities, net 12,844 13,758 Asset retirement obligations 7,689 7,628 Deferred tax liabilities, net 10,153 9,603 Other long-term liabilities 6,480 5,587 Total liabilities $ 671,229 $ 771,711 Commitments and contingent liabilities Redeemable noncontrolling interests 16,103 15,527 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of June 30, 2022, and December 31, 2021; 154,718,268 and 153,648,830 shares issued and outstanding as of June 30, 2022, and December 31, 2021, respectively 15 15 Preferred stock $0.0001 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2022, and December 31, 2021 — — Additional paid-in capital 416,832 406,259 Accumulated deficit (16,822) (101,356) Total stockholders' equity $ 400,025 $ 304,918 Noncontrolling interests 18,695 21,093 Total equity $ 418,720 $ 326,011 Total liabilities, redeemable noncontrolling interests, and stockholders' equity $ 1,106,052 $ 1,113,249

Statement of Operations 18 Condensed Consolidated Income Statement (In thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Operating revenues, net $ 24,762 $ 17,613 $ 43,961 $ 30,084 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 4,290 3,236 8,354 6,156 General and administrative 6,558 4,220 12,942 7,443 Depreciation, amortization and accretion expense 6,863 4,470 13,685 8,858 Acquisition and entity formation costs 52 85 346 232 Gain on fair value remeasurement of contingent consideration (1,140) (775) (971) (2,050) Stock-based compensation 2,657 37 3,962 77 Total operating expenses $ 19,280 $ 11,273 $ 38,318 $ 20,716 Operating income 5,482 6,340 5,643 9,368 Other (income) expense Change in fair value of redeemable warrant liability (4,659) — (23,117) — Change in fair value of alignment shares liability (16,705) — (63,051) — Other income, net (608) (138) (593) (249) Interest expense, net 5,173 4,826 10,111 8,739 Total other (income) expense $ (16,799) $ 4,688 $ (76,650) $ 8,490 Income before income tax benefit $ 22,281 $ 1,652 $ 82,293 $ 878 Income tax benefit (707) (2,092) (584) (1,055) Net income (loss) $ 21,574 $ (440) $ 81,709 $ (177) Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests (2,541) 749 (2,825) 50 Net income (loss) attributable to Altus Power, Inc. $ 24,115 $ (1,189) $ 84,534 $ (227) Net income (loss) per share attributable to common stockholders Basic $ 0.16 $ (0.01) $ 0.55 $ — Diluted $ 0.16 $ (0.01) $ 0.55 $ — Weighted average shares used to compute net income (loss) per share attributable to common stockholders Basic 153,310,068 88,741,089 152,988,078 88,741,089 Diluted 153,954,843 88,741,089 153,771,992 88,741,089

Non-GAAP Definitions 19 Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, non-cash compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.